UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2020

Wells Fargo

Multi-Sector Income Fund (ERC)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Multi-Sector Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“The period began with a tailwind created by central bank support.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Multi-Sector Income Fund for the six-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the six-month period, U.S. stocks, based on the S&P 500 Index,1 returned -3.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 13.22%. The MSCI EM Index (Net)3 lost 10.50%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 4.86%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned -0.97%, the Bloomberg Barclays Municipal Bond Index6 returned -1.33%, and the ICE BofA U.S. High Yield Index7 lost 7.68%.

The period began with a tailwind created by central bank support.

The period began with a tailwind that had been created by U.S. Federal Reserve (Fed) rate cuts in the summer and early fall. Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment edged up, and manufacturing and services activity rose. With that positive backdrop, developed market equities outpaced those in emerging markets, and U.S. stocks outperformed non-U.S. stocks overall. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were positive overall, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Multi-Sector Income Fund

Letter to shareholders (unaudited)

global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Multi-Sector Income Fund  |  3

Letter to shareholders (unaudited)

Notice to Shareholders

∎

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open- market transactions during the period beginning January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

∎

The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

4  |  Wells Fargo Multi-Sector Income Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Strategy summary

The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 30%-70% of its total assets to a sleeve consisting of noninvestment-grade (high yield) corporate debt, including floating-rate high yield bank loan securities; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment grade corporate bonds.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International), Limited

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Michael Lee

Niklas Nordenfelt, CFA®‡

Alex Perrin

Phillip Susser

Lauren van Biljon, CFA®‡

Peter Wilson

Noah Wise, CFA®‡

Average annual total returns (%) as of April 30, 20201

	6 months	1 year	5 year	10 year

Based on market value	-16.73	-10.69	3.67	4.59

Based on net asset value (NAV)	-11.21	-7.50	3.14	5.34

Multi-Sector Income Blended Index[2]	-6.02	-2.01	2.83	4.25

Bloomberg Barclays Credit Bond Index[3]	1.77	9.37	4.33	5.04

Bloomberg Barclays U.S. Securitized Index[4]	3.65	7.66	3.07	3.36

ICE BofA U.S. Cash Pay High Yield Index[5]	-7.64	-5.21	3.20	5.66

ICE BofA U.S. High Yield Constrained Index[6]	-7.69	-5.27	3.20	5.65

J.P. Morgan GBI-EM Global Diversified Composite Index[7]	-9.91	-2.68	0.44	0.72

J.P. Morgan Global Government Bond Index (ex U.S.)[8]	-0.73	4.60	2.52	1.78

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended April 30, 2020, was 2.16% which includes 1.17% of interest expense.

Comparison of NAV vs. market value[9]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The Fund is exposed to mortgage- and asset-backed securities risk. This closed-end fund is no longer available as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy back its shares from investors upon request.

Please see footnotes on page 9.

6  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The Fund’s return based on market value was -16.73% for the six-month period that ended April 30, 2020. During the same period, the Fund’s return based on its net asset value (NAV) was -11.21%. Based on its NAV based returns, the Fund underperformed the Multi-Sector Income Blended Index, which returned -6.02% for the six-month period.

Tumultuous period led to wide-scale investment losses.

The reporting period covered a tumultuous period in international markets, with the slow grind of 2019 morphing into a dramatic economic collapse in the first quarter of 2020 as several market-moving events hit at once. The spread of the coronavirus caused cascading economic and societal shutdowns. Oil prices nosedived in the wake of a Saudi Arabia-Russia disagreement on production targets. Finally, a global shortage of U.S. dollars caused severe dislocations in market pricing and liquidity. These events took a heavy toll on risk assets—including emerging markets—with currencies materially underperforming local-currency bond markets.

There were several changes to the Fund’s positioning within international and emerging market bonds. Thinner valuations and concerns over external accounts prompted a reduction in exposure to Colombia (5.9% decline in exposure), Brazil (-3.8%), and Peru (-4.6%). This allowed increased allocations to sovereign bonds in India (+9.5%) and Romania (+5.2%). Changes to interest rate positioning were echoed at the currency level. Overall duration was reduced as a defensive measure.

The Fund’s international/emerging market return based on market value was -8.19% for the six-month period that ended April 30, 2020.

During the period, high-yield bonds returned -7.69% (as measured by the ICE BofA U.S. High Yield Constrained Index) with a positive return in three months through January 2020 followed by a decline in February and a fall of more than 11.5% in March and a mild rebound in April. Spread widening over the period more than offset a decline in Treasury yields and the yield on the index increased. Not surprisingly in this risk-off environment, lower-rated bonds underperformed higher-rated high-yield bonds.

For the six-month period, corporate bonds and non-agency securitized sectors significantly underperformed U.S. Treasuries. Spreads in all risk products widened in March as a result of escalating concern over the economic impact of the coronavirus pandemic, then retraced a portion of the underperformance in April due to large-scale U.S. Federal Reserve (Fed) intervention. Over the period, the Bloomberg Barclays U.S. Corporate Bond Index10 widened 92 basis points (bps; 100 bps equal 1.00%), underperforming like-duration U.S. Treasuries by 7.20%. The BBB-rated component of the index widened 123 bps, trailing like-duration Treasuries by 9.23%. Securitized sectors delivered mixed performance over the period, with agency mortgage-backed securities tightening 10 bps with 0.22% excess returns (over like-duration Treasuries) driven by massive Fed bond buying in the sector, while credit securitized sectors all materially underperformed like-duration Treasuries. Conduit commercial mortgage-backed securities (CMBS) spreads widened 149 bps, with BBB-rated bonds widening by more than 800 bps. AAA-rated asset-backed securities (ABS) and residential mortgage-backed securities (MBS) sectors widened 118 bps and 160 bps, respectively.

Ten largest holdings (%) as of April 30, 2020[11]

India, 7.32%, 1-28-2024	3.03

Romania, 3.25%, 4-29-2024	3.03

Mexico, 8.50%, 5-31-2029	2.80

Malaysia, 4.23%, 6-30-2031	2.79

Indonesia, 8.38%, 9-15-2026	2.27

Colombia, 7.50%, 8-26-2026	1.83

Russia, 6.90%, 5-23-2029	1.72

Russia, 6.50%, 2-28-2024	1.62

Malaysia, 4.18%, 7-15-2026	1.47

Mexico, 5.75%, 3-5-2026	1.44

Credit quality as of April 30, 2020[12]

Detractors from performance included high-yield energy credits, emerging market securities, and various securitized sectors.

Energy exploration and production, cable/satellite, oil-field services, midstream, and media/entertainment were the largest detractors from performance. Longer-dated and lower-rated credits, as discussed above, underperformed.

Please see footnotes on page 9.

Wells Fargo Multi-Sector Income Fund  |  7

Performance highlights (unaudited)

Emerging market currencies struggled over the reporting period. Exposure to the Brazilian real, Mexican peso, and South African rand were drags on performance. Positions in the bond markets of Brazil, Indonesia, Colombia, and South Africa underperformed.

Within securitized sectors, the largest detractor was the Fund’s allocation to subordinate non-agency CMBS. Allocations to non-agency residential MBS and ABS sectors also detracted. Within corporate sectors, the Fund’s overweight to financials and BBB-rated bonds detracted. The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

Contributors to performance were led by high-yield wireless and pharmaceutical issues and select countries.

Wireless, pharmaceuticals, and wireline companies were the largest contributors to performance over the six-month period that ended April 30, 2020. In general, higher-quality and lower-yielding bonds outperformed the broader portfolio.

Exposure to the bond markets of Malaysia, Mexico, India, and Russia added value as yields fell. The Malaysian ringgit held its ground versus the U.S. dollar better than its emerging market peers, and exposure added to performance.

Within securitized sectors, out-of-benchmark holdings in agency collateralized mortgage obligations and MBS were small contributors. In corporate sectors, an overweight to industrials and utilities also contributed.

The Fund’s management teams see a mix of concerns, risks, and opportunities.

Going into 2020, the market was supported by solid and consistent gross domestic product growth, lack of aggressive issuance over the past several years, and a relatively low default rate. As a result, spreads were tighter than long-term averages as they generally have been over the past few years. However, as is often the case, these periods of calm end with an unexpected surprise.

This January, the surprise came in the form of the coronavirus. The reaction to the spread of the coronavirus has raised fears that consumer behavior will be altered, resulting in a global economic recession. To the extent that consumers and businesses adjust their behavior to avoid social interaction whether by shelter-in-place orders or by many individual decisions, the more likely that economic activity slows. Indeed, this behavior can be self-reinforcing as slower economic activity reduces personal income, which can further reduce demand. In response, the government and central banks have engaged in unprecedented fiscal and monetary stimulus. At this point, there is significant uncertainty regarding the length and severity of the health crisis and the medium- to long-term impact of the stimulus and money printing. Most, if not all, businesses have been affected by the virus and most have been hurt. However, with the large economic stimulus, liquidity is available for those companies that investors believe are solvent. For example, net issuance in the high-yield bond market in April was $37.7 billion, the third-largest month on record.

The high-yield bond market, which has a meaningful exposure to the energy sector, was also hurt by a poorly timed oil price war, leading Saudi Arabia to significantly increase production at a time of a coronavirus-induced demand shock. This led to a significant fall in oil prices and energy bond prices. More recently, Organization of the Petroleum Exporting Countries has agreed to supply reductions, which we believe will gradually reduce the oversupply of oil and help the recovery in energy bond prices.

The Fund’s high-yield bond management team expects more volatility as market expectations for the length and severity of the shelter-in-place orders, changes in behavior, recession probabilities, and individual company results vary through the year. Ultimately, the team is optimistic that life will return to “normal” ideally as a result of a cure or vaccine, and at that point the team would expect the high-yield and equity markets to return to long-term trading levels.

The Fund’s international and emerging market bond sleeve management team sees a highly uncertain global outlook, with investors and governments alike revising forecasts daily and working with assumptions that are close to ethereal. It appears that increased accommodation from central banks and governments is here to stay. Emerging market yield curves have steepened materially as lower short-term rates and increased longer-term issuance collide. Sustained gains on emerging market currencies would likely need equity markets to find a floor and start to recover. Renewed U.S.-China frictions pose a material risk to the already poor global economic outlook.

While there is still substantial uncertainty regarding the pace and extent to which the U.S. economy will begin to open, the Fund’s mortgage/corporate bond sleeve management team believes that current valuations in certain corporate and securitized sectors reflect overly pessimistic outcomes and represent attractive risk-adjusted opportunities. Within securitized sectors, the team sees value in certain CMBS securities collateralized by property types likely to withstand the current economic downturn. They also see opportunities in residential MBS and ABS securities where structural enhancements make credit losses unlikely.

The mortgage/corporate bond sleeve has an overweight allocation to credit due to historically attractive valuations that compensate for a wide range of downside scenarios. While spread recovery may take time to realize, adding credit opportunistically at current levels has historically resulted in very good long-term returns.

The management team continues to favor financials over industrials within the mortgage/corporate bond segment, given the former’s favorable fundamentals and the latter’s higher leverage levels. Lower event risk in the financial space is also favorable.

Please see footnotes on page 9.

8  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)

Utilities have lagged this year due to deteriorating credit metrics, elevated issuance, and ongoing regulatory risks, and this may present a pocket of opportunity. The taxable municipal sector is beginning to look a bit more attractive following market dislocations.

Approximately 64% of the mortgage/corporate sleeve’s exposure is in corporate credit and around 36% is in fixed-rate and floating-rate mortgage securities. The largest industry exposures in the credit sector include insurance, energy, banking, and technology companies.

Effective maturity distribution as of April 30, 2020[13]

Country allocation as of April 30, 2020[14]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). Prior to October 15, 2019, the Multi-Sector Income Blended Index was composed of 60% ICE BofA U.S. Cash Pay High Yield Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.

[3]

The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.

[5]

The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. You cannot invest directly in an index.

[6]

The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[7]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

[8]

The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

[9]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[10]

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publically issued by U.S. and non-U.S. industrial, utility and financial issuers. You cannot invest directly in an index.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[13]	Amounts are calculated based on the fixed income securities held by the Fund. These amounts are subject to change and may have changed since the date specified.

[14]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Multi-Sector Income Fund  |  9

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency Securities: 1.18%
FHLMC (5 Year Treasury Constant Maturity +2.07%) ±	3.56%	9-1-2032	$603,772	$607,461
FHLMC	8.50	7-1-2028	20,380	23,423
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	3.98	2-1-2037	130,096	136,258
FHLMC Series 2012-K17 Class B 144A±±	4.47	12-25-2044	675,000	693,758
FHLMC Series 2012-K18 Class B 144A±±	4.39	1-25-2045	810,000	811,439
FHLMC Series 2013-K30 Class B 144A±±	3.67	6-25-2045	700,000	720,408
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	1.26	12-15-2031	13,309	13,045
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	1.21	2-15-2033	38,761	37,797
FHLMC Series 3987 Class CI (c)	3.50	6-15-2026	3,916,880	141,913
FHLMC Series K016 Class X1 ±±(c)	1.63	10-25-2021	319,824	5,647
FHLMC Series K020 Class X1 ±±(c)	1.50	5-25-2022	5,957,193	138,431
FNMA (6 Month LIBOR +1.64%) ±	3.52	9-1-2037	29,989	30,206
FNMA	6.00	4-1-2033	54,211	56,660
FNMA	7.50	2-1-2030	14,297	14,404
FNMA	7.50	9-1-2030	19,296	19,442
FNMA Series 1996-46 Class FA (1 Month LIBOR +0.50%) ±	0.99	8-25-2021	67	67
FNMA Series 1997-20 Class IO ±±(c)	1.84	3-25-2027	191,544	4,194
FNMA Series 2001-25 Class Z	6.00	6-25-2031	61,093	69,125
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	1.09	7-25-2031	3,139	3,067
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	0.99	6-25-2031	3,161	3,168
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	1.12	12-18-2032	21,326	20,796
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	1.04	1-25-2033	5,258	5,115
FNMA Series G91-16 Class F (1 Month LIBOR +0.45%) ±	0.94	6-25-2021	337	336
FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	1.54	3-25-2022	4,356	4,350
GNMA	6.50	6-15-2028	16,647	18,456
GNMA Series 2019-H06 Class HI ±±(c)	1.69	4-20-2069	7,312,309	361,192

Total Agency Securities (Cost $3,787,832)				3,940,158

Asset-Backed Securities: 0.77%
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	135,236	134,615
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	1.61	10-25-2032	116,144	112,798
CVS Pass-Through Trust Series T	6.04	12-10-2028	412,175	452,198
Exeter Automobile Receivables Trust Series 15-3A Class D 144A	6.55	10-17-2022	432,011	432,442
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	938,844
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	1.75	12-25-2031	7,825	7,587
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	170,000	170,607
Saxon Asset Securities Trust Series 2002-1 Class AF5	5.56	12-25-2030	97,094	97,017
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	1.47	2-25-2028	6,024	5,992
Structured Asset Securities Corporation Series 2002-9 Class A2 (1 Month LIBOR +0.60%) ±	1.55	10-25-2027	18,531	18,319
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	2.17	10-25-2027	212,639	212,326

Total Asset-Backed Securities (Cost $2,683,517)				2,582,745

			Shares
Common Stocks: 0.17%

Energy: 0.17%

Energy Equipment & Services: 0.17%
Bristow Group Incorporated (a)†			42,370	326,709
Bristow Group Incorporated (a)†			30,068	231,851

				558,560

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

			Shares	Value

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	$522

Total Common Stocks (Cost $5,851,782)				559,082

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 68.84%

Communication Services: 11.91%

Diversified Telecommunication Services: 0.88%
AT&T Incorporated	4.00%	1-15-2022	$750,000	782,265
Level 3 Financing Incorporated	5.13	5-1-2023	975,000	972,563
Level 3 Financing Incorporated	5.38	1-15-2024	700,000	705,250
Level 3 Financing Incorporated	5.63	2-1-2023	500,000	500,760

				2,960,838

Interactive Media & Services: 0.04%
Match Group Incorporated 144A	4.13	8-1-2030	125,000	121,250

Media: 9.06%
Block Communications Incorporated 144A	4.88	3-1-2028	150,000	149,250
CCO Holdings LLC 144A	4.00	3-1-2023	100,000	100,710
CCO Holdings LLC 144A	4.50	8-15-2030	550,000	552,750
CCO Holdings LLC 144A	4.50	5-1-2032	250,000	248,359
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	154,500
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	467,258
CCO Holdings LLC 144A	5.38	5-1-2025	3,550,000	3,640,303
CCO Holdings LLC 144A	5.75	2-15-2026	2,500,000	2,606,500
CCO Holdings LLC 144A	5.88	4-1-2024	200,000	205,740
Charter Communications Operating LLC	5.05	3-30-2029	675,000	791,836
Cinemark USA Incorporated 144A	8.75	5-1-2025	75,000	75,563
CSC Holdings LLC 144A	5.38	7-15-2023	745,000	753,381
CSC Holdings LLC 144A	5.38	2-1-2028	425,000	443,721
CSC Holdings LLC 144A	5.50	5-15-2026	1,275,000	1,319,625
CSC Holdings LLC 144A	7.75	7-15-2025	2,030,000	2,117,046
Diamond Sports Group LLC 144A	5.38	8-15-2026	175,000	133,000
Diamond Sports Group LLC 144A	6.63	8-15-2027	175,000	95,813
DISH Network Corporation	3.38	8-15-2026	1,300,000	1,053,780
Gray Television Incorporated 144A	5.13	10-15-2024	450,000	443,250
Gray Television Incorporated 144A	5.88	7-15-2026	3,875,000	3,720,000
Gray Television Incorporated 144A	7.00	5-15-2027	325,000	327,340
Interpublic Group of Companies	4.00	3-15-2022	750,000	766,810
Lamar Media Corporation 144A	3.75	2-15-2028	800,000	736,500
Lamar Media Corporation 144A	4.00	2-15-2030	800,000	736,000
Lamar Media Corporation	5.75	2-1-2026	100,000	101,710
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	2,000,000	1,910,000
Nielsen Finance LLC 144A	5.00	4-15-2022	1,725,000	1,699,315
Outfront Media Capital Corporation 144A	4.63	3-15-2030	675,000	615,938
Outfront Media Capital Corporation 144A	5.00	8-15-2027	25,000	23,873
Outfront Media Capital Corporation	5.63	2-15-2024	20,000	19,850
QVC Incorporated	4.75	2-15-2027	150,000	137,250
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,600,000	2,028,000
Scripps Escrow Incorporated 144A	5.88	7-15-2027	100,000	84,500
The E.W. Scripps Company 144A	5.13	5-15-2025	2,460,000	2,074,272

				30,333,743

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  11

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Wireless Telecommunication Services: 1.93%
Connect U.S. Finco LLC 144A	6.75%	10-1-2026	$375,000	$358,125
Sprint Capital Corporation	6.88	11-15-2028	175,000	210,761
Sprint Capital Corporation	8.75	3-15-2032	975,000	1,369,875
Sprint Spectrum Company 144A	5.15	9-20-2029	750,000	828,750
T-Mobile USA Incorporated	4.50	2-1-2026	125,000	128,788
T-Mobile USA Incorporated	4.75	2-1-2028	425,000	446,259
T-Mobile USA Incorporated	5.13	4-15-2025	425,000	430,313
T-Mobile USA Incorporated	5.38	4-15-2027	1,500,000	1,597,350
T-Mobile USA Incorporated	6.38	3-1-2025	975,000	1,000,594
T-Mobile USA Incorporated	6.50	1-15-2024	80,000	81,792

				6,452,607

Consumer Discretionary: 8.77%

Auto Components: 1.63%
Allison Transmission Incorporated 144A	4.75	10-1-2027	650,000	604,500
Allison Transmission Incorporated 144A	5.00	10-1-2024	2,250,000	2,160,000
Allison Transmission Incorporated 144A	5.88	6-1-2029	400,000	387,812
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,701,450
Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	469,755
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	125,000	125,350

				5,448,867

Automobiles: 0.34%
Ford Motor Company	4.75	1-15-2043	1,500,000	956,250
Ford Motor Company	9.00	4-22-2025	100,000	97,250
Ford Motor Company	9.63	4-22-2030	100,000	98,250

				1,151,750

Diversified Consumer Services: 2.06%
Carriage Services Incorporated 144A	6.63	6-1-2026	1,700,000	1,676,370
Service Corporation International	4.63	12-15-2027	650,000	664,437
Service Corporation International	7.50	4-1-2027	3,400,000	3,672,000
Service Corporation International	8.00	11-15-2021	850,000	892,500

				6,905,307

Hotels, Restaurants & Leisure: 1.68%
CCM Merger Incorporated 144A	6.00	3-15-2022	3,698,000	3,494,610
Hilton Domestic Operating Company Incorporated	4.88	1-15-2030	100,000	95,750
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	1,875,000	1,715,625
Yum! Brands Incorporated 144A	4.75	1-15-2030	150,000	153,000
Yum! Brands Incorporated 144A	7.75	4-1-2025	150,000	163,519

				5,622,504

Internet & Direct Marketing Retail: 0.23%
Expedia Incorporated	5.95	8-15-2020	750,000	755,541

Multiline Retail: 0.17%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	600,000	493,872
Nordstrom Incorporated 144A	8.75	5-15-2025	55,000	59,017

				552,889

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Specialty Retail: 2.03%
Advance Auto Parts Incorporated	4.50%	1-15-2022	$600,000	$618,108
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	400,000	335,880
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	387,000	324,248
Group 1 Automotive Incorporated	5.00	6-1-2022	200,000	190,500
Lithia Motors Incorporated 144A	5.25	8-1-2025	945,000	914,288
Lithia Motors Incorporated 144A	4.63	12-15-2027	150,000	141,750
Penske Auto Group Incorporated	3.75	8-15-2020	540,000	535,275
Penske Auto Group Incorporated	5.38	12-1-2024	2,150,000	1,977,355
Penske Auto Group Incorporated	5.75	10-1-2022	1,155,000	1,105,913
Sonic Automotive Incorporated	6.13	3-15-2027	775,000	666,500

				6,809,817

Textiles, Apparel & Luxury Goods: 0.63%
The William Carter Company 144A	5.63	3-15-2027	825,000	836,352
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,326,000	1,271,455

				2,107,807

Consumer Staples: 1.21%

Beverages: 0.20%
Cott Beverages Incorporated 144A	5.50	4-1-2025	675,000	678,375

Food & Staples Retailing: 0.09%
Albertsons Companies Incorporated 144A	4.63	1-15-2027	150,000	150,750
Albertsons Companies Incorporated 144A	4.88	2-15-2030	150,000	152,063

				302,813

Food Products: 0.71%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	500,000	503,800
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,305,000	1,318,220
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	150,000	151,793
Prestige Brands Incorporated 144A	5.13	1-15-2028	100,000	101,150
Prestige Brands Incorporated 144A	6.38	3-1-2024	280,000	287,700

				2,362,663

Household Products: 0.02%
Spectrum Brands Incorporated	5.75	7-15-2025	50,000	49,875

Tobacco: 0.19%
Reynolds American Incorporated	6.88	5-1-2020	650,000	650,000

Energy: 12.70%

Energy Equipment & Services: 2.00%
Bristow Group Incorporated (a)†	6.25	10-15-2022	3,855,000	0
Diamond Offshore Drilling Incorporated †	4.88	11-1-2043	1,325,000	142,703
Era Group Incorporated	7.75	12-15-2022	2,350,000	2,138,500
Hilcorp Energy Company 144A	5.00	12-1-2024	1,450,000	819,250
Hilcorp Energy Company 144A	5.75	10-1-2025	1,875,000	1,045,313
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	181,125
NGPL PipeCo LLC 144A	4.38	8-15-2022	350,000	351,009
NGPL PipeCo LLC 144A	7.77	12-15-2037	410,000	450,690
Oceaneering International Incorporated	6.00	2-1-2028	1,725,000	886,219
USA Compression Partners LP	6.88	4-1-2026	850,000	684,250

				6,699,059

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  13

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 10.70%
Antero Midstream Partners LP 144A	5.75%	1-15-2028	$1,830,000	$1,345,050
Antero Resources Corporation	5.38	11-1-2021	400,000	357,750
Apache Corporation	4.25	1-15-2030	40,000	30,752
Apache Corporation	4.38	10-15-2028	750,000	596,184
Apache Corporation	4.75	4-15-2043	1,700,000	1,161,296
Archrock Partners LP 144A	6.25	4-1-2028	150,000	111,750
Archrock Partners LP 144A	6.88	4-1-2027	500,000	375,000
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	659,603
Buckeye Partners LP	5.85	11-15-2043	1,125,000	821,250
Callon Petroleum Company	8.25	7-15-2025	1,760,000	316,800
Callon Petroleum Company	6.25	4-15-2023	350,000	69,650
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	900,000	897,361
Cheniere Energy Partners LP 144A	4.50	10-1-2029	400,000	369,000
Cheniere Energy Partners LP	5.25	10-1-2025	3,075,000	2,935,395
Cheniere Energy Partners LP	5.63	10-1-2026	300,000	286,680
Denbury Resources Incorporated	6.38	12-31-2024	802,000	105,491
Denbury Resources Incorporated 144A	7.75	2-15-2024	1,123,000	202,140
Denbury Resources Incorporated 144A	9.00	5-15-2021	2,400,000	432,000
Denbury Resources Incorporated 144A	9.25	3-31-2022	676,000	121,680
Energy Transfer Partners LP	5.20	2-1-2022	750,000	756,110
EnLink Midstream LLC	5.38	6-1-2029	2,225,000	1,379,500
EnLink Midstream Partners LP	4.40	4-1-2024	450,000	283,500
EnLink Midstream Partners LP	5.05	4-1-2045	1,575,000	637,875
EnLink Midstream Partners LP	5.45	6-1-2047	950,000	385,938
EnLink Midstream Partners LP	5.60	4-1-2044	750,000	300,000
Enviva Partners LP 144A	6.50	1-15-2026	1,025,000	1,073,688
Gulfport Energy Corporation	6.00	10-15-2024	2,150,000	1,069,625
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	776,803
Kinder Morgan Incorporated	6.50	9-15-2020	285,000	288,280
Kinder Morgan Incorporated	7.42	2-15-2037	800,000	855,917
MPLX LP 144A	6.38	5-1-2024	450,000	459,293
Murphy Oil Corporation	4.75	9-15-2029	75,000	77,228
Murphy Oil Corporation	5.75	8-15-2025	185,000	127,650
Murphy Oil Corporation	5.88	12-1-2027	150,000	101,805
Nabors Industries Incorporated	4.63	9-15-2021	78,000	49,429
Occidental Petroleum Corporation	4.63	6-15-2045	1,825,000	1,117,813
Occidental Petroleum Corporation	5.55	3-15-2026	700,000	541,520
Occidental Petroleum Corporation	6.20	3-15-2040	425,000	303,875
Occidental Petroleum Corporation	6.45	9-15-2036	4,000,000	2,920,000
Occidental Petroleum Corporation	6.60	3-15-2046	500,000	370,000
Phillips 66	4.30	4-1-2022	625,000	651,798
Pioneer Natural Resources Company	3.95	7-15-2022	750,000	761,058
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	750,000	676,875
Rockies Express Pipeline LLC 144A	4.80	5-15-2030	750,000	641,250
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	475,000	422,750
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	2,024,000	1,778,590
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	210,600
Southwestern Energy Company	7.50	4-1-2026	400,000	358,192
Southwestern Energy Company	7.75	10-1-2027	975,000	848,445
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	3,850,000	2,926,000
Ultra Resources Incorporated 144A†	7.13	4-15-2025	2,425,000	243
Western Midstream Operating LP	4.05	2-1-2030	600,000	547,500
Western Midstream Operating LP	5.25	2-1-2050	45,000	35,438
Western Midstream Operating LP	5.30	3-1-2048	1,000,000	752,500
Whiting Petroleum Corporation †	1.25	4-1-2020	1,833,000	164,970

				35,846,890

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Financials: 7.76%

Banks: 1.29%
Bank of America Corporation	5.70%	1-24-2022	$250,000	$268,242
Citigroup Incorporated	4.50	1-14-2022	250,000	262,479
Citigroup Incorporated (U.S. SOFR +3.23%) ±(s)	4.70	1-30-2025	750,000	652,500
Citigroup Incorporated	6.13	3-9-2028	75,000	76,875
City National Bank	5.38	7-15-2022	500,000	537,819
International Finance Corporation	7.50	5-9-2022	4,000,000	790,460
International Finance Corporation	7.50	5-9-2022	5,000,000	988,074
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	750,000	738,750

				4,315,199

Capital Markets: 0.25%
ACE Securities Corporation (1 Month LIBOR +2.63%) ±	3.57	6-25-2033	52,102	52,070
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	802,681

				854,751

Consumer Finance: 2.12%
Discover Financial Services	5.20	4-27-2022	750,000	776,465
FirstCash Incorporated 144A	5.38	6-1-2024	300,000	300,750
Ford Motor Credit Company LLC	4.39	1-8-2026	1,450,000	1,247,000
Ford Motor Credit Company LLC	5.11	5-3-2029	2,175,000	1,870,500
Springleaf Finance Corporation	5.38	11-15-2029	625,000	518,869
Springleaf Finance Corporation	6.13	3-15-2024	750,000	703,208
Springleaf Finance Corporation	6.63	1-15-2028	100,000	88,250
Springleaf Finance Corporation	7.13	3-15-2026	925,000	857,336
Synchrony Financial	5.15	3-19-2029	750,000	741,765

				7,104,143

Diversified Financial Services: 1.10%
LPL Holdings Incorporated 144A	5.75	9-15-2025	3,700,000	3,672,250

Insurance: 2.95%
American International Group Incorporated	4.88	6-1-2022	750,000	800,030
AmWINS Group Incorporated 144A	7.75	7-1-2026	1,625,000	1,673,750
Assurant Incorporated	3.70	2-22-2030	750,000	716,778
Athene Holding Limited	4.13	1-12-2028	750,000	709,203
Brighthouse Financial Incorporated	4.70	6-22-2047	850,000	731,634
HUB International Limited 144A	7.00	5-1-2026	550,000	542,548
Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	840,235
ProAssurance Corporation	5.30	11-15-2023	750,000	808,753
Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	716,250
Sammons Financial Group Incorporated 144A	4.45	5-12-2027	750,000	808,678
USI Incorporated 144A	6.88	5-1-2025	850,000	852,125
W.R. Berkley Corporation	4.63	3-15-2022	650,000	676,308

				9,876,292

Thrifts & Mortgage Finance: 0.05%
Ladder Capital Finance LLLP 144A	4.25	2-1-2027	50,000	34,750
Ladder Capital Finance LLLP 144A	5.25	3-15-2022	150,000	123,750

				158,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  15

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health Care: 6.27%

Health Care Equipment & Supplies: 1.04%
Hill-Rom Holdings Incorporated 144A	4.38%	9-15-2027	$475,000	$480,938
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	400,000	408,000
Hologic Incorporated 144A	4.38	10-15-2025	1,925,000	1,933,855
Hologic Incorporated 144A	4.63	2-1-2028	225,000	228,375
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	500,000	427,225

				3,478,393

Health Care Providers & Services: 4.16%
Centene Corporation 144A	5.38	8-15-2026	125,000	133,138
Cigna Corporation 144A	3.90	2-15-2022	315,000	327,841
CommonSpirit Health AGM Insured	3.82	10-1-2049	750,000	750,599
Community Health Systems Incorporated 144A	6.63	2-15-2025	1,925,000	1,766,188
Encompass Health Corporation	4.50	2-1-2028	125,000	125,238
Encompass Health Corporation	4.75	2-1-2030	125,000	125,016
HCA Incorporated	5.25	6-15-2026	325,000	362,150
HealthSouth Corporation	5.75	9-15-2025	575,000	583,625
MEDNAX Incorporated 144A	6.25	1-15-2027	550,000	497,992
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	2,861,000	2,549,780
MPT Operating Partnership LP	4.63	8-1-2029	325,000	323,174
MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,122,000
MPT Operating Partnership LP	5.25	8-1-2026	1,575,000	1,590,750
MPT Operating Partnership LP	6.38	3-1-2024	110,000	113,596
Polaris Intermediate Corporation 144A	8.50	12-1-2022	475,000	397,813
Select Medical Corporation 144A	6.25	8-15-2026	900,000	859,500
Tenet Healthcare Corporation	4.63	7-15-2024	436,000	430,245
Tenet Healthcare Corporation 144A	4.88	1-1-2026	1,025,000	1,015,058
Tenet Healthcare Corporation 144A	5.13	11-1-2027	225,000	222,188
Tenet Healthcare Corporation	7.00	8-1-2025	300,000	278,880
Tenet Healthcare Corporation 144A	7.50	4-1-2025	150,000	161,325
Vizient Incorporated 144A	6.25	5-15-2027	175,000	183,873

				13,919,969

Health Care Technology: 0.84%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	2,375,000	2,322,085
IQVIA Incorporated 144A	5.00	10-15-2026	225,000	231,930
IQVIA Incorporated 144A	5.00	5-15-2027	250,000	256,798

				2,810,813

Life Sciences Tools & Services: 0.11%
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	75,000	75,656
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	150,000	154,260
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	150,000	134,625

				364,541

Pharmaceuticals: 0.12%
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	375,000	413,400

Industrials: 6.40%

Aerospace & Defense: 1.43%
L3Harris Technologies Incorporated 144A	4.95	2-15-2021	750,000	762,631
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,704,000	1,661,400
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	600,000	510,000
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	2,025,000	1,868,063

				4,802,094

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Air Freight & Logistics: 0.12%
Cargo Aircraft Management Company 144A	4.75%	2-1-2028	$425,000	$396,844

Airlines: 0.08%
Delta Air Lines Incorporated	4.75	11-7-2021	251,938	251,757

Commercial Services & Supplies: 2.89%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	1,750,000	1,811,250
Covanta Holding Corporation	5.88	3-1-2024	1,530,000	1,503,225
Covanta Holding Corporation	5.88	7-1-2025	515,000	498,263
Covanta Holding Corporation	6.00	1-1-2027	575,000	552,000
IAA Spinco Incorporated 144A	5.50	6-15-2027	1,700,000	1,696,260
KAR Auction Services Incorporated 144A	5.13	6-1-2025	4,200,000	3,622,542

				9,683,540

Industrial Conglomerates: 0.21%
General Electric Capital Corporation	4.65	10-17-2021	187,000	194,231
General Electric Company	4.63	1-7-2021	505,000	513,463

				707,694

Machinery: 1.05%
Navistar International Corporation 144A	9.50	5-1-2025	125,000	130,938
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,425,000	1,428,135
Trimas Corporation 144A	4.88	10-15-2025	1,997,000	1,954,564

				3,513,637

Professional Services: 0.16%
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	551,302

Trading Companies & Distributors: 0.46%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	1,875,000	1,537,500

Information Technology: 5.78%

Communications Equipment: 0.23%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	825,000	734,168
CommScope Technologies Finance LLC 144A	8.25	3-1-2027	50,000	48,000

				782,168

Electronic Equipment, Instruments & Components: 0.20%
Keysight Technologies	4.60	4-6-2027	600,000	670,765

IT Services: 1.47%
Cardtronics Incorporated 144A	5.50	5-1-2025	2,850,000	2,707,500
Gartner Incorporated 144A	5.13	4-1-2025	1,525,000	1,572,656
Infor US Incorporated	6.50	5-15-2022	550,000	550,495
Tempo Acquisition LLC 144A%%	5.75	6-1-2025	75,000	75,000

				4,905,651

Semiconductors & Semiconductor Equipment: 0.28%
Broadcom Corporation	3.50	1-15-2028	750,000	759,865
Qorvo Incorporated 144A	4.38	10-15-2029	175,000	174,344

				934,209

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  17

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Software: 0.91%
CDK Global Incorporated 144A	5.25%	5-15-2029	$175,000	$178,500
Fair Isaac Corporation 144A	4.00	6-15-2028	100,000	99,250
Fair Isaac Corporation 144A	5.25	5-15-2026	1,000,000	1,032,500
NortonLifeLock Incorporated 144A	5.00	4-15-2025	475,000	477,969
SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	512,500
VMware Incorporated	3.90	8-21-2027	750,000	759,665

				3,060,384

Technology Hardware, Storage & Peripherals: 2.69%
Dell International LLC 144A	7.13	6-15-2024	3,200,000	3,315,840
Diamond 1 Finance Corporation 144A	6.02	6-15-2026	750,000	811,470
Hewlett-Packard Company	4.05	9-15-2022	750,000	783,280
NCR Corporation	6.38	12-15-2023	3,900,000	3,948,750
NCR Corporation 144A	8.13	4-15-2025	150,000	159,000

				9,018,340

Materials: 2.56%

Chemicals: 0.05%
Valvoline Incorporated 144A	4.25	2-15-2030	175,000	170,188

Containers & Packaging: 2.16%
Ball Corporation	5.00	3-15-2022	25,000	26,188
Ball Corporation	5.25	7-1-2025	190,000	209,475
Berry Global Incorporated 144A	4.88	7-15-2026	500,000	510,719
Berry Global Incorporated	5.13	7-15-2023	350,000	352,188
Berry Global Incorporated 144A	5.63	7-15-2027	175,000	180,688
Berry Global Incorporated	6.00	10-15-2022	107,000	107,000
Crown Americas Capital Corporation V	4.25	9-30-2026	100,000	100,205
Crown Americas Capital Corporation VI	4.75	2-1-2026	975,000	1,001,813
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	750,000	821,250
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	1,500,000	1,452,675
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	275,000	264,000
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	325,000	328,250
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	800,000	812,000
Sealed Air Corporation 144A	5.25	4-1-2023	325,000	334,880
Silgan Holdings Incorporated 144A	4.13	2-1-2028	750,000	736,875

				7,238,206

Metals & Mining: 0.25%
Indalex Holdings Corporation (a)†	11.50	2-1-2021	2,990,596	0
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	300,000	279,300
Kaiser Aluminum Corporation 144A	6.50	5-1-2025	175,000	178,281
Novelis Corporation 144A	5.88	9-30-2026	400,000	388,920

				846,501

Paper & Forest Products: 0.10%
Clearwater Paper Corporation 144A	5.38	2-1-2025	350,000	328,125

Real Estate: 1.46%

Equity REITs: 1.46%
CoreCivic Incorporated	5.00	10-15-2022	575,000	552,518
Equinix Incorporated	5.88	1-15-2026	425,000	441,405
Iron Mountain Incorporated 144A	5.38	6-1-2026	150,000	149,250
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	576,150

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value

Equity REITs (continued)
SBA Communications Corporation 144A	3.88%	2-15-2027		$300,000	$306,375
SBA Communications Corporation	4.00	10-1-2022		225,000	226,193
SITE Centers Corporation	4.70	6-1-2027		600,000	610,790
The Geo Group Incorporated	5.13	4-1-2023		800,000	670,000
The Geo Group Incorporated	5.88	1-15-2022		600,000	555,000
The Geo Group Incorporated	5.88	10-15-2024		840,000	663,600
The Geo Group Incorporated	6.00	4-15-2026		184,000	139,380

					4,890,661

Utilities: 4.02%

Electric Utilities: 0.90%
Evergy Incorporated	4.85	6-1-2021		750,000	769,631
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024		775,000	788,795
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024		175,000	177,625
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		1,250,000	1,282,813

					3,018,864

Independent Power & Renewable Electricity Producers: 2.88%
NSG Holdings LLC 144A	7.75	12-15-2025		2,770,183	2,790,959
Pattern Energy Group Incorporated 144A	5.88	2-1-2024		3,225,000	3,257,250
TerraForm Power Operating LLC 144A	4.25	1-31-2023		2,025,000	2,074,613
TerraForm Power Operating LLC 144A	4.75	1-15-2030		800,000	818,000
TerraForm Power Operating LLC 144A	5.00	1-31-2028		675,000	708,102

					9,648,924

Multi-Utilities: 0.24%
CMS Energy Corporation	5.05	3-15-2022		750,000	792,351

Total Corporate Bonds and Notes (Cost $252,389,123)					230,530,551

Foreign Corporate Bonds and Notes: 4.26%

Financials: 4.26%

Banks: 4.19%
European Investment Bank	7.25	6-28-2021	BRL	9,000,000	1,733,748
European Investment Bank	8.00	5-5-2027	ZAR	21,000,000	1,219,406
European Investment Bank	8.38	7-29-2022	ZAR	40,000,000	2,310,809
European Investment Bank	8.75	8-18-2025	ZAR	20,000,000	1,205,471
European Investment Bank	9.00	3-31-2021	ZAR	17,400,000	975,519
International Bank for Reconstruction & Development	7.00	6-7-2023	ZAR	15,000,000	854,415
International Bank for Reconstruction & Development	7.50	6-9-2021	BRL	5,000,000	963,037
International Bank for Reconstruction & Development	8.25	6-22-2023	BRL	9,000,000	1,826,348
KfW	7.50	11-10-2022	ZAR	36,000,000	2,070,134
Landwirtschaftliche Rentenbank	8.25	5-23-2022	ZAR	15,000,000	854,495

					14,013,382

Diversified Financial Services: 0.07%
AA Bond Company Limited	4.25	7-31-2043	GBP	200,000	248,110

Total Foreign Corporate Bonds and Notes (Cost $19,150,864)					14,261,492

Foreign Government Bonds: 25.86%
Colombia	7.50	8-26-2026	COP	22,725,000,000	6,126,720
India	7.32	1-28-2024	INR	710,000,000	10,151,029

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  19

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal		Value

Foreign Government Bonds (continued)
Indonesia	7.50%	8-15-2032	IDR	57,000,000,000	$3,616,195
Indonesia	8.25	5-15-2029	IDR	58,615,000,000	3,999,612
Indonesia	8.38	9-15-2026	IDR	110,000,000,000	7,616,807
Malaysia	4.18	7-15-2024	MYR	19,850,000	4,915,778
Malaysia	4.23	6-30-2031	MYR	36,300,000	9,362,133
Mexico	5.75	3-5-2026	MXN	117,000,000	4,813,452
Mexico	8.50	5-31-2029	MXN	200,000,000	9,368,076
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	TTD	750,000	695,625
Romania	3.25	4-29-2024	RON	46,000,000	10,145,783
Romania	5.00	2-12-2029	RON	20,000,000	4,572,723
Russia	6.50	2-28-2024	RUB	390,000,000	5,443,999
Russia	6.90	5-23-2029	RUB	400,000,000	5,762,253

Total Foreign Government Bonds (Cost $92,538,358)					86,590,185

Loans: 18.40%

Communication Services: 3.53%

Diversified Telecommunication Services: 0.32%
Level 3 Financing Incorporated (1 Month LIBOR +1.75%) ±	2.15	3-1-2027		$374,717	358,166
Telesat Canada (1 Month LIBOR +2.75%) ±	3.16	12-7-2026		748,125	702,923

					1,061,089

Interactive Media & Services: 1.03%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±	4.66	8-27-2026		3,669,633	3,170,563
Buzz Merger Sub Limited (1 Month LIBOR +2.75%) ±	3.15	1-29-2027		275,000	261,250

					3,431,813

Media: 1.94%
Block Communications Incorporated (4 Month LIBOR +2.25%) ±‡	3.70	2-25-2027		600,000	558,000
CSC Holdings LLC (1 Month LIBOR +2.25%) ±	3.06	7-17-2025		762,428	724,185
CSC Holdings LLC (1 Month LIBOR +2.25%) ±	3.06	1-15-2026		493,750	468,445
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	3.31	4-15-2027		147,755	140,394
Diamond Sports Group LLC (1 Month LIBOR +3.25%) ±	3.82	8-24-2026		398,000	322,961
Gray Television Incorporated (1 Month LIBOR +2.50%) ±	3.49	1-2-2026		488,545	458,826
Hubbard Radio LLC (3 Month LIBOR +3.50%) ±	4.50	3-28-2025		1,406,490	1,054,867
Montreign Operating Company LLC (1 Month LIBOR +2.25%) ±‡	2.65	3-22-2021		1,445,025	1,228,271
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.75%) ±	3.73	9-18-2026		1,200,781	1,124,232
Nielsen Finance LLC (1 Month LIBOR +2.00%) ±	2.86	10-4-2023		458,446	440,058

					6,520,239

Wireless Telecommunication Services: 0.24%
Inmarsat plc (1 Month LIBOR +4.50%) ±	5.50	12-11-2026		875,000	797,711

Consumer Discretionary: 1.56%

Auto Components: 0.44%
Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	2.37	3-29-2026		1,028,473	987,334
Belron Finance US LLC (3 Month LIBOR +2.25%) ±‡	3.99	11-7-2024		293,250	277,121
Panther BF Aggregator 2 LP (1 Month LIBOR +3.50%) ±	3.90	4-30-2026		223,875	202,159

					1,466,614

Distributors: 0.66%
Spin Holdco Incorporated (1 Month LIBOR +3.25%) ±	4.25	11-14-2022		2,404,156	2,197,399

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, Restaurants & Leisure: 0.38%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	3.00%	8-8-2021	$496,562	$457,706
Four Seasons Holdings Incorporated (1 Month LIBOR +2.00%) ±	2.40	11-30-2023	881,063	814,067

				1,271,773

Specialty Retail: 0.08%
Rent-A-Center Incorporated (3 Month LIBOR +4.50%) ±‡	5.44	8-5-2026	298,500	283,575

Consumer Staples: 0.65%

Food Products: 0.61%
Atkins Nutritionals Holdings II Incorporated (1 Month LIBOR +3.75%) ±‡	4.75	7-7-2024	218,135	211,046
B&G Foods Incorporated (1 Month LIBOR +2.50%) ±	2.90	10-10-2026	298,500	287,867
CHG PPC Parent LLC (1 Month LIBOR +2.75%) ±‡	3.15	3-31-2025	122,813	112,988
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	2.40	1-26-2024	1,474,781	1,433,487

				2,045,388

Household Products: 0.04%
Reynolds Consumer Products LLC (1 Month LIBOR +1.75%) ±	2.15	2-4-2027	150,000	144,305

Energy: 0.84%

Oil, Gas & Consumable Fuels: 0.84%
Buckeye Partners LP (1 Month LIBOR +2.75%) ±	3.77	11-1-2026	150,000	140,157
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±	7.75	10-29-2025	600,000	256,002
EPIC Crude Services LP (3 Month LIBOR +5.00%) ±	6.62	3-2-2026	1,950,000	1,164,150
Ultra Resources Incorporated (3 Month LIBOR +4.00%) ±	5.45	4-12-2024	1,982,193	1,259,942

				2,820,251

Financials: 5.02%

Capital Markets: 1.41%
Focus Financial Partners LLC (1 Month LIBOR +2.00%) ±	2.40	7-3-2024	740,837	699,165
Global Business Travel Holdings Limited (3 Month LIBOR +2.50%) ±‡	4.21	8-13-2025	147,750	130,020
Nexus Buyer LLC (1 Month LIBOR +3.75%) ±	4.58	11-9-2026	698,250	676,723
Russell Investments US Institutional Holdco Incorporated (6 Month LIBOR +2.75%) ±	3.82	6-1-2023	521,259	474,888
VFH Parent LLC (1 Month LIBOR +3.00%) ±	3.86	3-1-2026	858,017	828,844
Victory Capital Management Incorporated (3 Month LIBOR +2.50%) ±	3.94	7-1-2026	1,994,182	1,894,473

				4,704,113

Consumer Finance: 0.19%
TransUnion LLC (1 Month LIBOR +1.75%) ±	2.15	11-16-2026	664,475	635,511

Diversified Financial Services: 1.59%
Jefferies Finance LLC (1 Month LIBOR +3.25%) ±	3.69	6-3-2026	347,375	307,427
LPL Holdings Incorporated (1 Month LIBOR +1.75%) ±	2.24	11-12-2026	766,411	731,286
Resolute Investment Managers Incorporated (3 Month LIBOR +3.25%) ±‡	4.70	4-30-2022	2,394,079	2,262,404
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	8.50	4-30-2023	1,090,000	967,375
Stonepeak Lonestar Holdings LLC (3 Month LIBOR +4.50%) ±	5.63	10-19-2026	1,247,906	1,055,654

				5,324,146

Insurance: 1.76%
Alliant Holdings Intermediate LLC (1 Month LIBOR +2.75%) ±	3.15	5-9-2025	1,358,075	1,265,726
AmWINS Group Incorporated (1 Month LIBOR +2.75%) ±	3.75	1-25-2024	874,823	843,522
BroadStreet Partners Incorporated (1 Month LIBOR +3.25%) ±	3.65	1-27-2027	498,590	467,054
HUB International Limited (2 Month LIBOR +3.00%) ±	4.02	4-25-2025	1,228,125	1,148,014

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  21

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Insurance (continued)
HUB International Limited (3 Month LIBOR +4.00%) ±	5.69%	4-25-2025	$698,250	$667,695
Solera Holdings Incorporated (3 Month LIBOR +2.75%) ±	4.36	3-3-2023	1,066,321	1,008,814
USI Incorporated (1 Month LIBOR +3.00%) ±	3.40	5-16-2024	292,867	275,172
USI Incorporated (1 Month LIBOR +4.00%) ±	4.40	12-2-2026	224,438	213,357

				5,889,354

Mortgage REITs: 0.07%
Blackstone Mortgage Trust Incorporated (1 Month LIBOR +2.25%) ±‡	2.65	4-23-2026	148,877	136,222
Starwood Property Trust Incorporated (1 Month LIBOR +2.50%) ±‡	2.90	7-27-2026	124,375	112,248

				248,470

Health Care: 1.12%

Health Care Providers & Services: 0.35%
MPH Acquisition Holdings LLC (3 Month LIBOR +2.75%) ±	4.20	6-7-2023	429,539	394,373
Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%) ±	4.25	9-3-2024	514,278	457,707
Team Health Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.75	2-6-2024	435,038	318,756

				1,170,836

Health Care Technology: 0.14%
Change Healthcare Holdings Incorporated (3 Month LIBOR +2.50%) ±	3.50	3-1-2024	499,580	480,221

Life Sciences Tools & Services: 0.07%
Syneos Health Incorporated (1 Month LIBOR +1.75%) ±	2.15	8-1-2024	236,183	227,548

Pharmaceuticals: 0.56%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	5.00	4-29-2024	288,529	261,661
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	3.72	6-2-2025	1,663,987	1,607,827

				1,869,488

Industrials: 2.26%

Aerospace & Defense: 0.30%
TransDigm Incorporated (1 Month LIBOR +2.25%) ±	2.65	8-22-2024	1,159,077	1,012,094

Commercial Services & Supplies: 0.99%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	3.00	11-10-2023	1,134,962	1,119,515
IAA Spinco Incorporated (1 Month LIBOR +2.25%) ±	3.25	6-28-2026	943,313	889,072
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±‡	2.88	9-19-2026	39,898	36,108
NorthRiver Midstream Finance LP (3 Month LIBOR +3.25%) ±	4.68	10-1-2025	369,375	296,290
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	4.25	5-14-2022	948,741	844,379
WASH Multifamily Laundry Systems LLC (1 Month LIBOR +3.25%) ±‡	4.25	5-14-2022	166,153	147,876

				3,333,240

Construction Materials: 0.12%
American Builders & Contractors Supply Company Incorporated (1 Month LIBOR +2.00%) ±	2.40	1-15-2027	447,750	418,552

Electrical Equipment: 0.12%
Generac Power Systems Incorporated (1 Month LIBOR +1.75%) ±	2.73	12-13-2026	402,045	389,312

Machinery: 0.65%
Altra Industrial Motion Corporation (1 Month LIBOR +2.00%) ±	2.40	10-1-2025	621,946	584,629
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	3.95	1-31-2024	690,516	655,990
Gates Global LLC (1 Month LIBOR +2.75%) ±	3.75	4-1-2024	594,008	545,323

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Machinery (continued)
Ingersoll-Rand Public Limited Company (1 Month LIBOR +1.75%) ±	2.15%	3-1-2027	$300,000	$284,100
Restaurant Technologies Incorporated (3 Month LIBOR +3.25%) ±	4.70	10-1-2025	123,438	108,419

				2,178,461

Professional Services: 0.08%
The Dun & Bradstreet Corporation (1 Month LIBOR +4.00%) ±	4.49	2-6-2026	275,000	256,438

Information Technology: 1.76%

Communications Equipment: 0.22%
Ciena Corporation (1 Month LIBOR +1.75%) ±	2.47	9-26-2025	271,569	267,224
CommScope Incorporated (1 Month LIBOR +3.25%) ±	3.65	4-6-2026	497,500	466,585

				733,809

Electronic Equipment, Instruments & Components: 0.63%
Dell International LLC (1 Month LIBOR +2.00%) ±	2.75	9-19-2025	2,147,806	2,089,815

IT Services: 0.56%
Applied Systems Incorporated (3 Month LIBOR +3.25%) ±	4.70	9-19-2024	390,849	373,659
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%) ±‡	6.44	2-18-2027	275,000	261,250
Infor US Incorporated (1 Month LIBOR +2.75%) ±	3.75	2-1-2022	768,329	753,600
Sophia Holding Finance LP (3 Month LIBOR +3.25%) ±	4.70	9-30-2022	131,709	126,770
WEX Incorporated (1 Month LIBOR +2.25%) ±	2.65	5-15-2026	394,985	370,496

				1,885,775

Software: 0.35%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	4.26	7-24-2026	995,000	932,315
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	2.15	4-16-2025	146,266	140,432
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	2.15	4-16-2025	104,371	100,208

				1,172,955

Materials: 1.16%

Containers & Packaging: 1.10%
Berry Global Incorporated (1 Month LIBOR +2.00%) ±	2.83	10-1-2022	387,258	376,771
Flex Acquisition Company Incorporated (3 Month LIBOR +3.25%) ±	4.68	6-29-2025	733,889	683,250
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.15	2-5-2023	2,412,680	2,295,568
RING Container Technologies (1 Month LIBOR +2.75%) ±‡	3.15	10-31-2024	364,214	324,150

				3,679,739

Paper & Forest Products: 0.06%
Clearwater Paper Corporation (6 Month LIBOR +3.25%) ±‡	4.25	7-26-2026	199,500	194,513

Real Estate: 0.50%

Equity REITs: 0.50%
The Geo Group Incorporated (1 Month LIBOR +2.00%) ±	2.75	3-22-2024	1,921,572	1,694,827

Total Loans (Cost $68,157,826)				61,629,374

Non-Agency Mortgage-Backed Securities: 5.25%
American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	2.57	4-14-2029	500,000	485,197
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±±	5.86	7-10-2044	519,101	131,654
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	144,449	148,681

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  23

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Banc of America Funding Corporation Series 2005 Class D-A1 ±±	4.33%	5-25-2035	$230,443	$220,068
Banc of America Merrill Lynch Commercial Mortgage Incorporated Series 2017-BNK6 Class D 144A	3.10	7-15-2060	1,000,000	633,168
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	3.87	4-25-2033	259,673	237,847
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	195,000	202,290
Bluemountain CLO Limited Series 2015-2A Class A1R (3 Month LIBOR +0.93%) 144A±	2.07	7-18-2027	496,769	485,443
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	17,408	17,514
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	25,824	25,910
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	5.04	9-10-2045	1,000,000	847,947
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.91	7-15-2030	394,694	371,618
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.99	8-15-2045	1,000,000	915,342
Commercial Mortgage Trust Series 2012-CR4 Class B 144A	3.70	10-15-2045	1,000,000	705,349
Commercial Mortgage Trust Series 2012-CR5 Class E 144A±±	4.46	12-10-2045	1,000,000	786,626
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	193,527	195,587
Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	509,070
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.72	12-10-2044	500,000	483,239
Commercial Mortgage Trust Series 2013-LC13 Class D 144A±±	5.46	8-10-2046	1,103,000	899,110
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	4.29	10-25-2033	36,899	35,550
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	3.45	9-25-2032	286,765	255,498
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	4.16	6-25-2033	54,910	50,808
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	3.75	3-25-2033	12,079	10,913
Credit Suisse First Boston Mortgage Securities Series 2014-USA Class D 144A	4.37	9-15-2037	750,000	616,613
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	2.13	12-31-2027	287,618	282,957
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	0.81	11-25-2032	55,404	51,026
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.93	11-10-2052	1,000,000	730,793
Goldman Sachs Mortgage Securities Trust Series 2020-DUNE Class D (1 Month LIBOR +1.90%) 144A±	2.71	12-15-2036	1,000,000	779,640
Goldman Sachs Mortgage Securities Trust Series 2010-C1 Class X 144A±±(c)	1.36	8-10-2043	2,330,899	28,975
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class XA ±±(c)	2.35	5-10-2045	2,720,395	64,824
GSAA Home Equity Trust Series 2004-5 Class AF5	4.30	6-25-2034	318	313
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 (1 Month LIBOR +0.30%) 144A±	0.79	3-25-2035	8,440	8,365
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class E 144A±±	5.33	5-15-2045	520,000	340,885
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	5.05	1-15-2047	50,000	51,336
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	4.92	7-25-2034	12,937	12,357
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	4.04	7-25-2034	28,117	25,259
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	4.14	6-25-2035	93,554	88,919
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	3.80	12-25-2033	146,021	144,151
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.93	1-25-2034	5,748	5,650
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	4.68	11-21-2034	7,231	6,990
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	3-25-2036	466	467
Mid-State Trust Series 11 Class A1	4.86	7-15-2038	151,532	153,724
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	2.57	1-25-2029	44,070	41,995
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	1.72	5-20-2030	310,593	307,068
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±±(c)	1.58	8-15-2045	3,776,444	91,624
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class D 144A±±	4.22	7-15-2046	1,000,000	459,195

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.30%	8-15-2046	$569,000	$605,613
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 Class D 144A±±	4.38	2-15-2046	692,000	479,214
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.60	3-15-2045	900,000	827,349
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.38	9-25-2034	25,682	27,466
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	1.88	11-25-2034	1,006,232	911,920
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±	2.11	4-20-2027	312,623	305,838
Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±±	3.95	5-25-2035	1,013	1,010
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	1.48	4-20-2033	7,224	6,715
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	1,000,000	708,871
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	3.85	3-25-2034	31,886	28,125
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	2.09	11-25-2033	154,468	140,790
Vendee Mortgage Trust Series 2003-2 Class IO ±±(c)	0.66	5-15-2033	2,491,823	50,018
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	69,880	73,406
Wind River CLO Limited Series 2013-2A Class BR (3 Month LIBOR +1.60%) 144A±	2.74	10-18-2030	500,000	453,742

Total Non-Agency Mortgage-Backed Securities (Cost $21,283,681)				17,567,632

	Dividend yield		Shares
Preferred Stocks: 0.88%

Energy: 0.88%

Energy Equipment & Services: 0.88%
Bristow Group Incorporated (PIK at 10.00%) 144A(a)†¥	10.00		12,322	492,239
Bristow Group Incorporated (PIK at 10.00%) (a)†¥	10.00		61,352	2,450,888

Total Preferred Stocks (Cost $2,231,350)				2,943,127

		Expiration date

Rights: 0.10%

Utilities: 0.10%

Independent Power & Renewable Electricity Producers: 0.10%
Vistra Energy Corporation †		12-31-2046	327,375	327,375

Total Rights (Cost $339,487)				327,375

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 8.46%

Communication Services: 0.53%

Diversified Telecommunication Services: 0.14%
Intelsat Connect Finance Company 144A†	9.50	2-15-2023	$400,000	76,000
Intelsat Luxembourg SA †	8.13	6-1-2023	1,050,000	84,000
Telesat Canada Incorporated 144A	6.50	10-15-2027	325,000	306,313

				466,313

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  25

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media: 0.39%
Nielsen Holding and Finance BV 144A	5.00%	2-1-2025	$875,000	$844,375
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	465,000	459,769

				1,304,144

Consumer Staples: 0.24%

Beverages: 0.24%
Pernod Ricard SA 144A	4.45	1-15-2022	760,000	796,534

Energy: 0.69%

Energy Equipment & Services: 0.05%
Valaris plc	5.75	10-1-2044	2,320,000	185,600

Oil, Gas & Consumable Fuels: 0.64%
Baytex Energy Corporation 144A	5.63	6-1-2024	1,575,000	582,750
Baytex Energy Corporation 144A	8.75	4-1-2027	2,500,000	950,000
Griffin Coal Mining Company Limited 144A†(a)	9.50	12-1-2016	1,110,230	0
Griffin Coal Mining Company Limited †(a)	9.50	12-1-2016	90,767	0
Husky Energy Incorporated	4.40	4-15-2029	750,000	607,572

				2,140,322

Financials: 3.09%

Banks: 0.98%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	811,082
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	662,977
Corporación Andina de Fomento	4.38	6-15-2022	958,000	1,005,910
Perrigo Finance Unlimited Company	4.38	3-15-2026	750,000	800,923

				3,280,892

Diversified Financial Services: 1.52%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	4,725,000	2,566,266
Intelsat Jackson Holdings SA 144A†	8.50	10-15-2024	1,700,000	986,000
Sensata Technologies UK Financing Company plc 144A	6.25	2-15-2026	800,000	826,000
Trivium Packaging Finance BV 144A	5.50	8-15-2026	300,000	307,500
Trivium Packaging Finance BV 144A	8.50	8-15-2027	150,000	156,750
Tyco Electronics Group SA	3.50	2-3-2022	225,000	233,538

				5,076,054

Insurance: 0.59%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	385,000	402,136
Fairfax Financials Holdings Limited	4.85	4-17-2028	750,000	757,608
Sompo International Holdings Limited	7.00	7-15-2034	575,000	815,994

				1,975,738

Health Care: 1.94%

Pharmaceuticals: 1.94%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	250,000	239,325
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	683,000	676,170
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	375,000	389,813
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	103,000	102,228
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	1,940,000	1,960,613
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	575,000	596,672
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	103,750
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	50,000	53,359

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV	4.10%	10-1-2046	$750,000	$585,000
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,750,000	1,799,875

				6,506,805

Industrials: 1.02%

Commercial Services & Supplies: 0.71%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	2,350,000	2,373,468

Electrical Equipment: 0.08%
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	258,596

Road & Rail: 0.23%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	781,594

Materials: 0.61%

Containers & Packaging: 0.38%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	75,000	73,313
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	125,000	128,435
OI European Group BV 144A	4.00	3-15-2023	1,100,000	1,061,500

				1,263,248

Metals & Mining: 0.23%
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	768,675

Utilities: 0.34%

Electric Utilities: 0.19%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	653,250

Multi-Utilities: 0.15%
Veolia Environnement SA	6.75	6-1-2038	350,000	490,221

Total Yankee Corporate Bonds and Notes (Cost $36,017,333)				28,321,454

	Yield		Shares
Short-Term Investments: 2.31%

Investment Companies: 2.31%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.19		7,738,551	7,738,551

Total Short-Term Investments (Cost $7,738,551)				7,738,551

Total investments in securities (Cost $512,169,704)	136.48%	456,991,726

Other assets and liabilities, net	(36.48)	(122,130,980)

Total net assets	100.00%	$334,860,746

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  27

Portfolio of investments—April 30, 2020 (unaudited)

%%	The security is purchased on a when-issued basis.
‡	Security is valued using significant unobservable inputs.
¥

A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

BRL	Brazilian real

COP	Colombian peso

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GBP	Great British pound

GNMA	Government National Mortgage Association

IDR	Indonesian rupiah

INR	Indian Rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

REIT	Real estate investment trust

RON	Romanian lei

RUB	Russian ruble

SOFR	Secured Overnight Financing Rate

TTD	Trinidad and Tobago dollar

ZAR	South African rand

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	25,641,491	68,202,540	(86,105,480)	7,738,551	$0	$0	$113,733	$7,738,551	2.31%

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Multi-Sector Income Fund

Statement of assets and liabilities—April 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $504,431,153)	$449,253,175
Investments in affiliated securities, at value (cost $7,738,551)	7,738,551
Foreign currency, at value (cost $334,382)	338,587
Receivable for investments sold	4,342,358
Principal paydown receivable	6,928
Receivable for interest and dividends	6,648,063
Prepaid expenses and other assets	586

Total assets	468,328,248

Liabilities
Secured borrowing payable	125,500,000
Payable for investments purchased	2,544,644
Payable for Fund shares repurchased	320,316
Advisory fee payable	225,998
Dividends payable	3,021,301
Administration fee payable	20,545
Trustees’ fees and expenses payable	8,525
Accrued expenses and other liabilities	1,826,173

Total liabilities	133,467,502

Total net assets	$334,860,746

Net assets consist of
Paid-in capital	$432,400,192
Total distributable loss	(97,539,446)

Total net assets	$334,860,746

Net asset value per share
Based on $334,860,746 divided by 30,080,436 shares issued and outstanding (100,000,000 shares authorized)	$11.13

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  29

Statement of operations—six months ended April 30, 2020 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $153,274)	$15,352,656
Income from affiliated securities	113,733
Dividends	28,982

Total investment income	15,495,371

Expenses
Advisory fee	1,518,951
Administration fee	138,086
Custody and accounting fees	136,376
Professional fees	30,920
Shareholder report expenses	20,080
Trustees’ fees and expenses	10,969
Transfer agent fees	17,598
Interest expense	2,216,133
Other fees and expenses	16,695

Total expenses	4,105,808

Net investment income	11,389,563

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(4,200,534)
Foreign currency transactions	(429,746)

Net realized losses on investments	(4,630,280)

Net change in unrealized gains (losses) on investments
Unaffiliated securities	(52,726,900)
Foreign currency transactions	4,208

Net change in unrealized gains (losses) on investments	(52,722,692)

Net realized and unrealized gains (losses) on investments	(57,352,972)

Net decrease in net assets resulting from operations	$(45,963,409)

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Multi-Sector Income Fund

Statement of changes in net assets

	Six months ended April 30, 2020 (unaudited)	Year ended October 31, 2019

Operations
Net investment income	$11,389,563	$25,190,415
Net realized losses on investments	(4,630,280)	(4,494,937)
Net change in unrealized gains (losses) on investments	(52,722,692)	19,217,800

Net increase (decrease) in net assets resulting from operations	(45,963,409)	39,913,278

Distributions to shareholders from
Net investment income and net realized gains	(18,146,849)	(21,507,276)
Tax basis return of capital	0	(16,147,325)

Total distributions to shareholders	(18,146,849)	(37,654,601)

Capital share transactions
Cost of shares repurchased	(4,935,965)	(11,668,690)

Total decrease in net assets	(69,046,223)	(9,410,013)

Net assets
Beginning of period	403,906,969	413,316,982

End of period	$334,860,746	$403,906,969

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  31

Statement of cash flows—six months ended April 30, 2020 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(45,963,409)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(98,977,290)
Proceeds from the sales of long-term securities	146,080,463
Paydowns	1,044,377
Amortization	(136,797)
Purchases and sales of short-term securities, net	17,902,940
Increase in receivable for investments sold	(3,967,851)
Increase in principal paydown receivable	(438)
Decrease in receivable for interest and dividends	603,938
Decrease in prepaid expenses and other assets	11,167
Decrease in payable for investments purchased	(2,816,966)
Decrease in advisory fee payable	(43,425)
Decrease in administration fee payable	(3,948)
Increase in trustees’ fees and expenses payable	4,881
Decrease in accrued expenses and other liabilities	(43,285)
Litigation payments received	114
Net realized losses on investments	4,200,534
Net change in unrealized gains (losses) on investments	52,722,692

Net cash provided by operating activities	70,617,697

Cash flows from financing activities:
Decrease in secured borrowing payable	(47,500,000)
Cost of shares repurchased	(4,615,649)
Cash distributions paid	(18,163,535)

Net cash used in financing activities	(70,279,184)

Net increase in cash	338,513

Cash (including foreign currency):
Beginning of period	$74

End of period	$338,587

Supplemental cash disclosure
Cash paid for interest	$2,409,894

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Multi-Sector Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2020 (unaudited)	Year ended October 31
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.21	$13.10	$14.31	$14.35	$14.06	$16.10
Net investment income	0.37 [1]	0.81 [1]	0.85 [1]	0.97 [1]	1.08	1.10 [1]
Net realized and unrealized gains (losses) on investments	(1.91)	0.48	(0.92)	0.18	0.33	(1.98)

Total from investment operations	(1.54)	1.29	(0.07)	1.15	1.41	(0.88)
Distributions to shareholders from
Net investment income	(0.59)	(0.70)	(0.46)	(0.70)	(0.97)	(0.87)
Tax basis return of capital	0.00	(0.52)	(0.83)	(0.53)	(0.17)	(0.29)

Total distributions to shareholders	(0.59)	(1.22)	(1.29)	(1.23)	(1.14)	(1.16)
Anti-dilutive effect of shares repurchased	0.05	0.04	0.15	0.04	0.02	0.00
Net asset value, end of period	$11.13	$13.21	$13.10	$14.31	$14.35	$14.06
Market value, end of period	$10.02	$12.67	$11.57	$13.05	$12.66	$12.02
Total return based on market value[2]	(16.73)%	20.91%	(1.91)%	13.07%	15.66%	(7.34)%
Ratios to average net assets (annualized)
Expenses[3]	2.16%	2.29%	2.14%	1.68%	1.39%	1.24%
Net investment income[3]	5.99%	6.17%	6.12%	6.73%	7.94%	7.33%
Supplemental data
Portfolio turnover rate	15%	26%	25%	38%	29%	31%
Net assets, end of period (000s omitted)	$334,861	$403,907	$413,317	$499,824	$590,840	$591,226
Borrowings outstanding, end of period (000s omitted)	$125,500	$173,000	$187,000	$187,000	$220,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,668	$3,335	$3,210	$3,673	$3,686	$3,570

[1]	Calculated based upon average shares outstanding

[2]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. Returns for periods of less than one year are not annualized.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2020 (unaudited)	1.17%
Year ended October 31, 2019	1.32%
Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%
Year ended October 31, 2015	0.24%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  33

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

34  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements (unaudited)

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $517,940,796 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$10,940,011

Gross unrealized losses	(71,889,081)

Net unrealized losses	$(60,949,070)

As of October 31, 2019, the Fund had capital loss carryforwards which consist of $11,587,736 in short-term capital losses and $13,265,614 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo Multi-Sector Income Fund  |  35

Notes to financial statements (unaudited)

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$3,940,158	$0	$3,940,158

Asset-backed securities	0	2,582,745	0	2,582,745

Common stocks

Energy	0	558,560	0	558,560

Materials	522	0	0	522

Corporate bonds and notes	0	230,530,551	0	230,530,551

Foreign corporate bonds and notes	0	14,261,492	0	14,261,492

Foreign government bonds	0	86,590,185	0	86,590,185

Loans	0	52,885,838	8,743,536	61,629,374

Non-agency mortgage-backed securities	0	17,567,632	0	17,567,632

Preferred stocks

Energy	0	2,943,127	0	2,943,127

Rights

Utilities	0	327,375	0	327,375

Yankee corporate bonds and notes	0	28,321,454	0	28,321,454

Short-term investments

Investment companies	7,738,551	0	0	7,738,551

Total assets	$7,739,073	$440,509,117	$8,743,536	$456,991,726

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Common stocks	Preferred stocks	Total
Balance as of October 31, 2019	$10,841,245	$1,389,651	$2,858,404	$15,089,300

Accrued discounts (premiums)	5,544	0	0	5,544

Realized gains (losses)	(396,531)	0	0	(396,531)

Change in unrealized gains (losses)	(523,215)	(830,995)	84,562	(1,269,648)

Purchases	2,687,098	0	0	2,687,098

Sales	(2,197,124)	0	0	(2,197,124)

Transfers into Level 3	2,899,784	0	0	2,899,784

Transfers out of Level 3	(4,573,265)	(558,656)	(2,942,966)	(8,074,887)

Balance as of April 30, 2020	$8,743,536	$0	$0	$8,743,536

Change in unrealized gains (losses) relating to securities still held at April 30, 2020	$(590,030)	$0	$0	$(590,030)

36  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements (unaudited)

The loan obligations in the Level 3 table were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended April 30, 2020 and the year ended October 31, 2019, the Fund did not issue any shares.

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open-market transactions beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees delegated to Funds Management full discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2020, the Fund purchased 493,150 of its shares on the open-market at a total cost of $4,935,965 (weighted average price per share of $9.99). The weighted average discount of these repurchased shares was 10.32%.

6. BORROWINGS

The Fund has borrowed $125,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $173,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2020 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended April 30, 2020, the Fund had average borrowings outstanding of $161,406,593 (on an annualized basis) at an average interest rate of 2.76% and paid interest in the amount of $2,216,133 which represents 1.17% of its average daily net assets.

Wells Fargo Multi-Sector Income Fund  |  37

Notes to financial statements (unaudited)

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2020 were $76,717,530 and $110,683,443, respectively.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount

April 24, 2020	May 12, 2020	June 1, 2020	$0.09816

May 28, 2020	June 15, 2020	July 1, 2020	0.09664

These distributions are not reflected in the accompanying financial statements.

38  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 10, 2020, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Shares voted “For”	Isaiah Harris, Jr.	26,628,577

Shares voted “Withhold”		734,044

Shares voted “For”	David F. Larcker	26,214,944

Shares voted “Withhold”		1,147,677

Shares voted “For”	Olivia S. Mitchell	26,508,717

Shares voted “Withhold”		853,904

Shares voted “For”	Pamela Wheelock	26,515,417
Shares voted “Withhold”		847,204

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Multi-Sector Income Fund  |  39

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

40  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

Wells Fargo Multi-Sector Income Fund  |  41

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

42  |  Wells Fargo Multi-Sector Income Fund

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

Wells Fargo Multi-Sector Income Fund  |  43

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0620-01720 06-20

SMSI/SAR159 04-20

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2019 to 11/30/2019	0	0	0	2,267,241
12/1/2019 to 12/31/2019	0	0	0	2,267,241
1/1/2020 to 1/31/2020	0	0	0	3,057,359
2/1/2020 to 2/29/2020	0	0	0	3,057,359
3/1/2020 to 3/31/2020	105,893	10.73	105,893	2,951,466
4/1/2020 to 4/30/2020	387,257	9.79	387,257	2,564,209

Total	493,150	10.26	493,150	2,564,209

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open-market transactions during the period beginning January 1, 2020 and ending on December 31, 2020

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Multi-Sector Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2020